AFL-CIO Housing Investment Trust
Performance Commentary
 2nd Quarter 2014

Chang Suh
Senior Executive Vice President and Chief Portfolio Manager
AFL-CIO Housing Investment Trust
July 14, 2014

The AFL-CIO Housing Investment Trust (HIT) outperformed its benchmark for the second quarter of 2014, with gross and net returns exceeding the Barclays Capital Aggregate Bond Index (Barclays Aggregate) by 46 and 36 basis points, respectively.   For the first half of 2014, the HIT outperformed by 49 basis points on a gross basis and 26 basis points on a net basis, with gross and net returns of 4.42% and 4.19%, respectively, compared to 3.93% for the benchmark.  The HIT’s gross and net returns also exceeded the benchmark for the 1- and 10-year periods ending June 30, and its gross returns beat the benchmark for the 3- and 5- year periods.  (For more performance details, see pages 3 and 4.)

Contrary to many analysts’ expectations of higher interest rates and economic growth, the U.S. and global economies have shown slow or no growth this year, and inflation has been very low.  Interest rates fell in the first six months of 2014, with mixed economic signals in the U.S., Europe, and China, and geopolitical concerns due to crises in Ukraine and Iraq.  The U.S. economy contracted by nearly 3% on an annual basis in the first quarter, and likely has experienced little or no growth for the first half of the year. The 10-year Treasury rate fell by 50 basis points during the first two quarters of the year, declining from 3.03% at the end of December 2013 to 2.72% at the end of March 2014  and to 2.53% at the end of June 2014.  At the same time, spreads to Treasuries tightened for spread-based products, including the HIT’s high credit quality multifamily investments, as investors continued to reach for yield in a historically low rate environment with the Federal Reserve signaling it is in no hurry to raise the federal funds rate.

The HIT’s outperformance relative to the benchmark during the first half of the year was due primarily to the income advantage provided by its specialization in government/agency multifamily investments and the tightening spreads to Treasuries on those investments. Investing in construction-related multifamily assets not only enhances that performance advantage but also allows the HIT to generate much-needed jobs and produce significant economic benefits in communities across the U.S. The HIT committed $153 million to four such transactions in the first half of 2014, helping to create over 1,120 union construction jobs. The HIT has committed $1.69 billion of union and public employee pension capital to fund construction-related multifamily and healthcare developments since it launched the Construction Jobs Initiative in 2009. Together with its subsidiary Building America, the HIT has financed 67 projects through this jobs initiative in 31 cities with a total development investment of $3.75 billion. To date, the investments under the initiative have generated 20,000 union construction jobs, and the HIT is on target to meet its goal of creating 25,000 union construction jobs by the end of 2015. Investments under the Construction Jobs Initiative have generated a total of more than 42,000 jobs across all sectors of the economy in the local communities.

Lower Rates and Tighter Spreads during 2014

Mixed economic data in the U.S., Europe, and China as well as violence in Ukraine and the Mideast have led to continued market uncertainty.  The U.S. economy slowed in the first quarter of 2014, with GDP falling 2.9% on an annualized basis. The decline was driven by lower equipment and infrastructure investments, fewer exports, and lower healthcare spending, and was exacerbated by harsh winter weather. However, the U.S. labor market added a monthly average of more than 230,000 jobs in the first six months of the year. In June, the unemployment rate fell to 6.1%, with employers adding 288,000 jobs. At the same time, the labor participation rate is at a 36-year low and real wage growth has been nearly stagnant, restraining spending growth. While many analysts see a pickup in the economy during the second half of the year, weak wage growth will likely continue to impact consumer spending, and inflation is likely to remain subdued.

Slow growth and expectations of low inflation led to a flattening yield curve from January through June, as longer-term rates declined and shorter-term rates rose.  The 2-year Treasury yield increased by 8 basis points, while 5-, 10-, and 30-year yields fell by 11, 50, and 61 basis points, respectively, from the end of December 2013 to the end of June 2014.

Historical 5- and 10-Year Yields
December 2012 through June 2014
Percent
3.5
3.0
2.5
2.0
1.5
1.0
0.5
12/31/2012
01/31/2013
02/28/2013
03/31/2013
04/30/2013
05/31/2013
06/30/2013
07/31/2013
08/31/2013
09/30/2013
10/31/2013
11/30/2013
12/31/2013
01/31/2014
02/28/2014
03/31/2014
04/30/2014
05/31/2014
06/30/2014
5-Year Treasury Yield
10-Year Treasury Yield
10-Year less 5-Year Yield

Source: Barclays Live

The low rate environment in 2014 and expectations of an unchanged federal funds rate into 2015 caused investors to seek higher yielding and riskier investments, such as corporate bonds and equities.  This caused fixed-income product spreads to tighten relative to Treasuries.  For example, for the first half of 2014, corporate bonds and single family mortgage-backed securities (MBS) posted excess returns of 145 basis points and 68 basis points, respectively.  The HIT does not invest in corporate bonds, whereas this sector comprised 23.3% of the index as of June 30.  In addition, the HIT was underweighted in single family MBS, with 26.3% in the portfolio versus 28.9% in the index.  At the same time, the HIT’s government/agency multifamily MBS, which comprised approximately 61% of the HIT’s portfolio as of June 30, also showed significant spread tightening during the first half of 2014.  Ginnie Mae construction/permanent securities spreads decreased by 72 basis points to 100 basis points over Treasuries,  Ginnie Mae permanent securities spreads fell by 47 basis points to a spread of 40 basis points, and Fannie Mae benchmark multifamily DUS 10/9.5 securities tightened by 24 basis points to 45 basis points.

Second Quarter 2014 Performance

The government/agency multifamily securities that are the HIT’s focus continued to generate higher income than the Barclays Aggregate during the second quarter of 2014, while reflecting better credit quality and similar interest rate risk.  Much of the spread tightening during the first half of the year for these multifamily securities as well as other spread products occurred during the second quarter. Ginnie Mae construction/permanent securities, Ginnie Mae permanent securities, and Fannie Mae DUS 10/9.5 securities tightened by 55, 41, and 18 basis points, respectively, during the quarter.  Corporate bonds posted excess returns of 72 basis points and single family MBS showed excess returns of 90 basis points during the quarter. The HIT outperformed the benchmark with gross and net returns of 2.50% and 2.40%, respectively, versus 2.04% for the Barclays Aggregate, exceeding the benchmark for the quarter by 46 basis points on a gross basis and 36 basis points on a net basis.

For the year-to-date, 1-, 3-, 5-, and 10-year periods ending June 30, the HIT outperformed the Barclays Aggregate on a gross basis by 49, 54, 39, 13, and 45 basis points, respectively.  On a net basis, the HIT also outperformed the benchmark for the year-to-date, 1-, and 10-year periods.

Total Returns: HIT vs. Barclays Aggregate
as of June 30, 2014
6.0%
5.0%
4.0%
3.0%
2.0%
1.0%
0.0%
2.50%
2.40%
2.04%
4.42%
4.19%
3.93%
4.91%
4.45%
4.37%
4.05%
3.60%
3.66%
4.98%
4.52%
4.85%
5.38%
4.94%
4.93%
Second Quarter 2014
Year-to-Date
1-year
3-year
5-year
10-year
HIT Gross Return
HIT Net Return
Barclays Capital Aggregate Bond Index

The performance data quoted represents past performance. Past performance is no guarantee of future results. Returns over one-year are annualized.  Economic and market conditions change, and both will cause investment return, principal value, and yield to fluctuate so that a participant’s units, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.aflcio-hit.com. Gross performance figures do not reflect the deduction of HIT expenses. Net performance figures reflect the deduction of HIT expenses and are the performance figures investors experience in the HIT. Information about HIT expenses can be found on page 1 of the HIT’s current prospectus, which is available on the HIT’s website at www.aflcio-hit.com or by calling 202-331-8055.  The Barclays Aggregate is an unmanaged index and is not available for direct investment, although certain funds attempt to replicate this index. Returns for the Barclays Aggregate would be lower if they reflected the actual trading costs or expenses associated with management of an actual portfolio.

Looking Ahead

The interest rate environment remains uncertain and will depend on a number of factors including geopolitical issues in the Mideast and Ukraine, the growth of the U.S. economy, and the Fed’s signals and actions.  The Fed is focused on achieving its targets of 2% inflation and full employment and is not expected by most analysts to raise the federal funds rate until well into 2015.  As it enters the second half of the year, the HIT’s superior portfolio fundamentals, which are expected to offer higher income, higher credit quality, and similar interest rate risk relative to the benchmark, position it well relative to the benchmark.

Risk Comparison: HIT Portfolio vs. Barclays Capital Aggregate Bond Index
June 30, 2014
	HIT	Barclays		HIT	Barclays
Superior Credit Profile			Similar Interest Rate Risk
AAA & U.S. Government/Agency	93.1%	71.6%	Effective Duration	4.85	5.36
A & Below	2.1%	23.6%	Convexity	0.04	0.02
Superior Yield			Similar Call Risk
Current Yield: 36 basis point advantage	3.48%	3.12%	Call Protected	72%	71%
Yield to Worst: 43 basis point advantage	2.56%	2.13%	Not Call Protected	28%	29%

The HIT continues to identify opportunities to invest in government/agency multifamily MBS.  Through its extensive relationships with developers, mortgage bankers, sponsors, housing finance agencies, and others, the HIT seeks to engage in investment opportunities early in the financing process when it can use its expertise in trading, structuring, and negotiating terms to maximize the investment’s value for the portfolio.

Demand for multifamily rental construction is likely to remain strong in certain markets due to demographics and household formation rates. Rehabilitation of older properties, especially in urban areas, will continue to be a market focus. The preservation of existing affordable housing in New York City, the Northeast, and Midwest, in particular, should provide additional investment opportunities for the HIT.

In this market environment, fixed-income remains an important asset class for diversified portfolios due to low levels of current and expected inflation. The Federal Reserve has stated a commitment to maintain the federal funds rate close to zero into 2015 as it assesses progress towards its objectives for employment and inflation. This further supports the view that long-term investors seeking income, high credit quality, and diversification should consider investing in the HIT.

This commentary contains forecasts, estimates, opinions, and other information that is subjective. Statements concerning economic, financial, or market trends are based on current conditions, which will fluctuate. There is no guarantee that such statements will be applicable under all market conditions, especially during periods of downturn. It should not be considered as investment advice or a recommendation of any kind. All statistics are current as of June 30, 2014, unless otherwise noted. The yield calculations herein are not current yield or other performance data as defined by the SEC in rule 482, but instead represent widely accepted portfolio characteristic information based on coupon rate, current price and, for yield to worst, certain prepayment assumptions.

Investors should consider the HIT’s investment objectives, risks, and charges and expenses carefully before investing. This and other information is contained in the HIT’s prospectus. To obtain a prospectus, call the HIT at 202-331-8055 or view the HIT’s website at www.aflcio-hit.com.

AFL-CIO Housing Investment Trust
2401 Pennsylvania Avenue, NW, Suite 200, Washington, DC 20037
Phone (202) 331-8055   Fax (202) 331-8190
www.aflcio-hit.com